ENVIRONMENTAL INDEMNITY AGREEMENT


        This Agreement, which is dated as of August 14, 1995, is executed by PLASMA-THERM, INC., a Florida corporation ("Borrower") as a condition to, and to induce NationsBank of Florida, N.A., a national banking association ("Lender") to make, a loan (the "Loan") to Borrower evidenced or to be evidenced by a Promissory Note of even date herewith made by Borrower payable to the order of Lender in the principal face amount of $3,375,000.00, which Loan is secured or to be secured by a first Mortgage, Assignment, Security Agreement and Financing Statement (the "Mortgage") of even date herewith encumbering certain real and personal property as therein described (collectively, the "Property") including the land described in Exhibit A which is attached hereto and made a part hereof. The term "Loan Documents" is used herein as defined in the Mortgage. This Agreement is one of the Loan Documents.

        1.   Certain Definitions.  As used in this Agreement:

             (a) "Environmental Claim" means any investigative, enforcement, cleanup, removal, containment, remedial or other private or governmental or regulatory action at any time threatened, instituted or completed pursuant to any applicable Environmental Requirement, against Borrower or against or with respect to the Property or any condition, use or activity on the Property (including any such action against Lender), and any claim at any time threatened or made by any person against Borrower or against or with respect to the Property or any condition, use or activity on the Property (including any such claim against Lender), relating to damage, contribution, cost recovery, compensation, loss or injury resulting from or in any way arising in connection with any Hazardous Material or any Environmental Requirement.

             (b) "Environmental Requirement" means any Environmental Law, agreement or restriction (including but not limited to any condition or requirement imposed by any insurance or surety company), as the same now exists or may be changed or amended or come into effect in the future, which pertains to health, safety, any Hazardous Material, or the environment, including but not limited to ground or air or water or noise pollution or contamination, and underground or aboveground tanks.

             (c) "Hazardous Material" means any substance, whether solid, liquid or gaseous which is listed, defined or regulated as a "hazardous substance", "hazardous waste" or "solid waste", or pesticide, or otherwise classified as hazardous or toxic, in or pursuant to any Environmental Requirement; or which is or contains asbestos, radon, any polychlorinated biphenyl, urea formaldehyde foam insulation, explosive or radioactive material, or motor fuel or other petroleum hydrocarbons;

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   Environmental Indemnity Agreement


        or  which   causes  or   poses  a   threat  to  cause   a
        contamination or nuisance on the Property or any adjacent property or a hazard to the environment or to the health or safety of persons on the Property.

             (d) "Environmental Law" means any federal, state or local law, statute, ordinance, code, rule, regulation, license, authorization, decision, order, injunction, decree, or rule of common law, and any judicial or agency interpretation of any of the foregoing, which pertains to health, safety, any Hazardous Material, or the environment (including but not limited to ground or air or water or noise pollution or contamination, and underground or above ground tanks) and shall include without limitation, the Solid Waste Disposal Act, 42 U.S.C. Section 6901 et seq.; the Comprehensive Environmental Response, Compensation and Liability Act of 1980, 42 U.S.C. Section 9601 et seq. ("CERCLA"), as amended by the Superfund Amendments and Reauthorization Act of 1986 ("SARA"); the Hazardous Materials Transportation Act, 49 U.S.C. Section 1801 et seq.; the Federal Water Pollution Control Act, 33 U.S.C. Section 1251 et seq.; the Clean Air Act, 42 U.S.C. Section 7401 et seq.; the Toxic Substances Control Act, 15 U.S.C.
        Section 2601 et seq.; the Safe Drinking Water Act, 42 U.S.C. Section 300f et seq.; the Florida Resource Recovery and Management Act, The Water Quality Assurance Act of 1983, The Florida Resource Conservation and Recovery Act, the Florida Air and Water Pollution Control Act, The Florida Safe Drinking Water Act, The Pollution Spill Prevention and Control Act and any other local, state or federal environmental statutes, and all rules, regulations, orders and decrees now or hereafter promulgated under any of the foregoing, as any of the foregoing now exist or may be changed or amended or come into effect in the future.

             (e) "On" or "on", when used with respect to the Property or any property adjacent to the Property, means
        "on, in, under, above or about".

        2. Representations and Warranties. Borrower, after due inquiry and investigation in accordance with good commercial or customary practices, hereby represents and warrants to Lender, without regard to whether Lender has or hereafter obtains any knowledge or report of the environmental condition of the Property, except as to that certain Environmental Site Assessment prepared by Atlanta Testing & Engineering, Inc. dated March 8, 1995, which report has been furnished to Lender, as follows:

             (a)  During  the period  of Borrower's  ownership of
        the  Property,  the  Property   has  not  been  used  for
        industrial or manufacturing purposes, for landfill, dumping or other waste disposal activities or operations, for generation, storage, use, sale, treatment, processing, recycling or disposal of any Hazardous

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        Material, for underground  or aboveground storage  tanks,
        or for any other use that could give rise to the release of any Hazardous Material on the Property; to the best of
        Borrower's  knowledge,  no  such   use  of  the  Property
        occurred at any time prior to the period of Borrower's ownership of the Property; and to the best of Borrower's knowledge, no such use on any adjacent property occurred at any time prior to the date hereof;

             (b) to the best of Borrower's knowledge, there is no Hazardous Material, storage tank (or similar vessel) whether underground or otherwise, sump or well currently on the Property;

             (c)  Borrower  has  received no  notice  and  has no
        knowledge   of  any  Environmental  Claim  regarding  the
        Property or any adjacent property;

             (d) to the best of Borrower's knowledge, the present conditions, uses and activities on the Property do not violate any Environmental Requirement and the use of the Property which Borrower (and each tenant and subtenant, if any) makes and intends to make of the Property complies and will comply with all applicable Environmental Requirements; and neither Borrower, nor to Borrower's knowledge, any tenant or subtenant, has obtained or is required to obtain any permit or other authorization to construct, occupy, operate, use or conduct any activity on any of the Property by reason of any Environmental Requirement;

             (e) to the best of Borrower's knowledge, the Property does not appear on the National Priorities List or any other list or database of properties maintained by any local, state or federal agency or department showing properties which are known to contain or which are suspected of containing a Hazardous Material; and

             (f) to the best of Borrower's knowledge, Borrower has never applied for and been denied environmental impairment liability insurance coverage relating to the Property.

   For purposes of this Agreement, the phrase "to the best of Borrower's knowledge" shall be deemed to mean the actual knowledge or present recollection of the following current officers of Borrower: Ronald S. Deferrari, Diana M. DeFerrari, Ronald H. Deferrari, Stacy L. Wagner and Curtis A. Barratt.

        3. Violations. Borrower will not cause, commit, permit or allow to continue (i) any violation of any Environmental Requirement by (A) Borrower or (B) by or with respect to the Property or any use of or condition or activity on the Property, or (ii) the attachment of any environmental lien to the Property. Borrower hereby discloses to Lender that in the course of conducting Borrower's business upon the Property,

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   Environmental Indemnity Agreement                      3


   Borrower will use various chemicals in its manufacturing and assembly processes, some of which may constitute a Hazardous Material, such as by way of example, chlorine gas. Lender hereby recognizes that such chemicals may be used in the ordinary course of Borrower's business operations upon the Property. Provided, however, that any such use, handling and storage of Hazardous Material must be in compliance with all Environmental Requirements and Environmental Laws, and shall not constitute a violation of such Environmental Requirements and Environmental Laws or this Agreement. Borrower will not place, install, dispose of or release, or cause, permit, or allow the placing, installation, disposal, spilling, leaking, dumping or release of, any Hazardous Material or storage tank (or similar vessel) on the Property in violation of any Environmental Requirements or Environmental Laws and will keep the Property free of Hazardous Material, except for such material used in the ordinary course of Borrower's business operations upon the Property in compliance with Environmental Laws and Environmental Requirements.

        4. Notice to Lender. Borrower shall promptly deliver to Lender a copy of each report pertaining to the Property or to Borrower prepared by or on behalf of Borrower pursuant to any Environmental Requirement or investigation of compliance therewith. Borrower shall immediately advise Lender in writing of any Environmental Claim or of the discovery of any Hazardous Material on the Property, as soon as Borrower first obtains knowledge thereof, including a full description of the nature and extent of the Environmental Claim and/or Hazardous Material and all relevant circumstances.

        5. Site Assessments and Information. Except as to Hazardous Material lawfully used by the Borrower in the ordinary course of Borrower's business operations on the Property, if Lender shall ever have reason to believe that any other Hazardous Material affects the Property, or if required by any governmental law or regulation, or if any Environmental Claim is made or threatened, or if a default shall have occurred under the Loan Documents, or if the lien of the Mortgage is foreclosed upon or upon a conveyance by deed in lieu of foreclosure wherein possession of the Property has been given to and accepted by the purchaser or grantee, if requested by Lender, Borrower will at its expense provide to
   Lender from time to time, in each case within 45 days after Lender's request, an Environmental Assessment (defined below) made after the date of Lender's request. As used in this Agreement, the term "Environmental Assessment" means a report (including all drafts thereof) of an environmental assessment of the Property of such scope (including but not limited to the taking of soil borings and air and groundwater samples and other above and below ground testing) as Lender may request, by a consulting firm acceptable to Lender and made in accordance with Lender's established guidelines. Borrower will cooperate with each consulting firm making any such Environmental Assessment and will supply to the consulting firm, from time to time and promptly on request, all information available to Borrower to facilitate the completion

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   Environmental Indemnity Agreement                      4


   of the Environmental Assessment. If Borrower fails to furnish Lender within ten (10) days after Lender's request with a copy of an agreement with an acceptable environmental consulting firm to provide such Environmental Assessment, or if Borrower fails to furnish to Lender such Environmental Assessment within forty-five (45) days after Lender's request, Lender may cause any such Environmental Assessment to be made at Borrower's expense and risk. Lender and its designees are hereby granted access to the Property at any time or times, upon reasonable notice (which may be written or oral), and a license which is coupled with an interest and irrevocable, to make or cause to be made such Environmental Assessments. Lender may disclose to interested parties any information Lender ever has about the environmental condition or compliance of the Property, but shall be under no duty to disclose any such information except as may be required by law. Lender shall be under no duty to make any Environmental Assessment of the Property, and in no event shall any such Environmental Assessment by Lender be or give rise to a representation that any Hazardous Material is or is not present on the Property, or that there has been or shall be compliance with any Environmental Requirement, nor shall Borrower or any other person be entitled to rely on any Environmental Assessment made by Lender or at Lender's request. Lender owes no duty of care to protect Borrower or any other person against, or to inform them of, any Hazardous Material or other adverse condition affecting the Property. In the event Lender causes an Environmental Assessment of the Property to be conducted, Lender agrees to provide a copy of such Environmental Assessment to Borrower, upon Borrower's request.

        6.   Remedial Actions.

             (a) If any Hazardous Material is discovered on the Property at any time and regardless of the cause, i) Borrower shall solely under Borrower's name comply with all applicable Environmental Requirements to promptly, and at Borrower's sole risk and expense, remove, treat, and dispose of the Hazardous Material or if such action is prohibited by any Environmental Requirement, take whatever action is required by any Environmental Requirement, in addition to taking such other action as is necessary to have the full use and benefit of the Property as contemplated by the Loan Documents, and provide Lender with satisfactory evidence thereof; and
        ii) if requested by Lender, provide to Lender within 30 days of Lender's request a bond, letter of credit or other financial assurance evidencing to Lender's satisfaction that all necessary funds are readily available to pay the costs and expenses of the actions required by clause (i) preceding and to discharge any assessments or liens established against the Property as a result of the presence of the Hazardous Material on the Property. Within 15 days after completion of such remedial actions, Borrower shall obtain and deliver to Lender an Environmental Assessment of the Property made

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   Environmental Indemnity Agreement                      5


        after such completion and confirming to Lender's satisfaction that all required remedial action as stated above has been taken and successfully completed and that there is no evidence or suspicion of any contamination or risk of contamination on the Property or any adjacent property, or of violation of any Environmental Requirement, with respect to any such Hazardous Material.

             (b) Lender may, but shall never be obligated to, remove or cause the removal of any Hazardous Material from the Property (or if removal is prohibited by any Environmental Requirement, take or cause the taking of such other action as is required by any Environmental Requirement) if Borrower fails to promptly commence such remedial actions following discovery and thereafter diligently prosecute the same to the satisfaction of Lender (without limitation of Lender's rights to declare a default under any of the Loan Documents and to exercise all rights and remedies available by reason thereof); and Lender and its designees are hereby granted access to the Property at any time or times, upon reasonable notice (which may be written or oral), and a license which is coupled with an interest and irrevocable, to remove or cause such removal or to take or cause the taking of any such other action.

        7.   Indemnity.

             (a) Borrower hereby agrees to protect, indemnify and hold i) Lender; ii) any persons or entities owned or controlled by, owning or controlling, or under common control or affiliated with Lender; iii) any participants in the Loan; iv) the directors, officers, partners, employees and agents of Lender, and/or such persons or entities; and v) the heirs, personal representatives, successors and assigns of each of the foregoing persons or entities (each an "Indemnified Party") harmless from and against, and, if and to the extent paid, reimburse them on demand for, any and all Environmental Damages (as hereinafter defined). Without limitation, the foregoing indemnity shall apply to each Indemnified Party with respect to Environmental Damages which in whole or in part are caused by or arise out of the negligence of such (and/or any other) Indemnified Party. However, such indemnity shall not apply to a particular Indemnified Party to the extent that the subject of the indemnification is caused by or arises out of the negligence or willful misconduct of that particular Indemnified Party. Upon demand by Lender, Borrower shall diligently defend any Environmental Claim which affects the Property or is made or commenced against Lender, whether alone or together with Borrower or any other person, all at Borrower's own cost and expense and by counsel to be approved by Lender in the exercise of its reasonable judgment. In the alternative, at any time Lender may elect to conduct its own defense through


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   Environmental Indemnity Agreement                        6


        counsel selected by Lender and at the cost and expense of Borrower.

             (b) As used in this Agreement, the term "Environmental Damages" means all claims, demands, liabilities (including strict liability), losses, damages (including consequential damages), causes of action, judgments, penalties, fines, costs and expenses
        (including fees, costs and expenses of attorneys, paralegals, consultants, contractors, experts and laboratories), of any and every kind or character, contingent or otherwise, matured or unmatured, known or unknown, foreseeable or unforeseeable, made, incurred, suffered, brought, or imposed at any time and from time to time, whether before or after the Transition Date (as hereinafter defined) and arising in whole or in part from:

                  (1) The presence of any Hazardous Material on the Property, or any escape, seepage, leakage, spillage, emission, release, discharge or disposal of any Hazardous Material on or from the Property, or the migration or release or threatened migration or release of any
                  Hazardous Material to, from or through the Property, on or before the Transition Date; or

                  (2) any act, omission, event or circumstance existing or occurring in connection with the handling, treatment, containment, removal, storage, decontamination, clean-up, transport or disposal of any Hazardous Material which is at any time on or before the Transition Date present on the Property; or

                  (3)  the   breach    of   any   representation,
                  warranty, covenant or agreement contained in this Agreement because of any event or condition occurring or existing on or before the Transition Date; or

                  (4) any violation on or before the Transition Date, of any Environmental Requirement in effect on or before the Transition Date, regardless of whether any act, omission, event or circumstance giving rise to the violation constituted a violation at the time of the occurrence or inception of such act, omission, event or circumstance; or

                  (5) any Environmental Claim, or the filing or imposition of any environmental lien against the Property, because of, resulting from, in connection with, or arising out of any of the matters referred to in subparagraphs (1) through (4) preceding;


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        and regardless of whether any of the foregoing was caused
        by Borrower or Borrower's tenant or subtenant, or a prior owner of the Property or its tenant or subtenant, or any third party, including but not limited to i) injury or damage to any person, property or natural resource occurring on or off of the Property, including but not limited to the cost of demolition and rebuilding of any improvements on real property; ii) the investigation or remediation of any such Hazardous Material or violation of Environmental Requirement, including but not limited to the preparation of any feasibility studies or reports and the performance of any cleanup, remediation, removal, response, abatement, containment, closure, restoration, monitoring or similar work required by any Environmental Requirement or necessary to have full use and benefit of the Property as contemplated by the Loan Documents (including any of the same in connection with any foreclosure action or transfer in lieu thereof); iii) all liability to pay or indemnify any person or governmental authority for costs expended in connection with any of the foregoing; iv) the investigation and defense of any claim, whether or not such claim is ultimately defeated; and v) the settlement of any claim or judgment.
        Provided,   however,  that  nothing   contained  in  this
        subsection (b) shall be construed to be a prohibition of the lawful use by Borrower of Hazardous Material in the ordinary course of Borrower's business operations on the Property in compliance with Environmental Requirements and Environmental Laws.

             (c) As used in this Agreement, the term "Transition Date" means the earlier of the following two dates: i) the date on which the indebtedness and obligations secured by the Mortgage have been paid and performed in full and the Mortgage has been released; or ii) the date on which the lien of the Mortgage is fully and finally foreclosed or a conveyance by deed in lieu of such foreclosure is fully and finally effective and possession of the Property has been given to and accepted by the purchaser or grantee free of occupancy and claims to occupancy by Borrower and Borrower's heirs, devisees, representatives, successors and assigns; provided that, if such payment, performance, release, foreclosure or conveyance is challenged, in bankruptcy proceedings or otherwise, the Transition Date shall be deemed not to have occurred until such challenge is validly released, dismissed with prejudice or otherwise barred by law from further assertion.

        8. Consideration; Survival; Cumulative Rights. Borrower acknowledges that Lender has relied and will rely on the representations, warranties, covenants and agreements herein in closing and funding the Loan and that the execution and delivery of this Agreement is an essential condition but for which Lender would not close or fund the Loan. The representations, warranties, covenants and agreements in this Agreement shall be binding upon Borrower and Borrower's

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   successors, assigns and legal representatives  and shall inure to the benefit of Lender and its successors, assigns and legal representatives and participants in the Loan; and shall not terminate upon the foreclosure of the Mortgage or conveyance in lieu of foreclosure, the release or termination of the Mortgage and any and all of the other Loan Documents (unless said release or termination occurs as a result of the full payment and performance of the indebtedness represented by the Mortgage and other Loan Documents), any investigation by or on behalf of Lender, any bankruptcy or other debtor relief proceeding, and any other event whatsoever; provided, however, said representations, warranties, covenants and agreement
   (specifically   excluding   any   indemnity  obligations   and
   agreements)  shall terminate  on  the Transition  Date if  the
   Transition Date occurs as a result of the full payment and performance of the indebtedness represented by the Mortgage
   and  other  Loan Documents.    The  indemnity obligations  and
   agreements contained in this  Agreement: shall be binding upon
   Borrower   and  Borrower's   successors,  assigns   and  legal
   representatives and shall  inure to the benefit  of Lender and
   its   successors,  assigns   and  legal   representatives  and
   participants in the Loan; and shall not terminate on the Transition Date or upon the release, foreclosure or other termination of the Mortgage, but will survive the Transition Date, the payment in full of the indebtedness secured by the Mortgage, foreclosure of the Mortgage or conveyance in lieu of foreclosure, the release or termination of the Mortgage and all of the other Loan Documents, any investigation by or on behalf of Lender, any bankruptcy or other debtor relief proceeding, and any other event whatsoever. Any amount to be paid under this Agreement by Borrower shall be a demand obligation owing by Borrower (which Borrower hereby promises
   to pay).   Lender's rights  under this Agreement  shall be  in
   addition to all rights of Lender under the Loan Documents or at law or in equity, and payments by Borrower under this
   Agreement   shall  not   reduce  Borrower's   obligations  and
   liabilities under any of the Loan Documents. The liability of Borrower or any other person under this Agreement shall not be limited or impaired in any way by any provision in the Loan Documents or applicable law limiting Borrower's or such other person's liability or Lender's recourse or rights to a deficiency judgment, or by any change, extension, release, inaccuracy, breach or failure to perform by any party under the Loan Documents, Borrower's (and, if applicable, such other person's) liability hereunder being direct and primary and not as a guarantor or surety. Nothing in this Agreement or in any other Loan Document shall limit or impair any rights or remedies of Lender, Trustee and/or any other Indemnified Party against Borrower or any other person under any Environmental Requirement or otherwise at law or in equity, including
   without    limitation   any   rights    of   contribution   or
   indemnification.

        9. No Waiver. No delay or omission by Lender to exercise any right under this Agreement shall impair any such right nor shall it be construed to be a waiver thereof. No waiver of any single breach or default under this Agreement

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   Environmental Indemnity Agreement                      9


   shall be deemed a waiver of any other breach or default. Any waiver, consent or approval under this Agreement must be in writing to be effective.

        10. Notices. Unless specifically provided otherwise, any notice for purposes of this Agreement shall be given in writing or by telex or by facsimile (fax) transmission and shall be addressed or delivered to the respective addresses set forth at the end of this Agreement, or to such other address as may have been previously designated by the intended recipient by notice given in accordance with this Section. If sent by prepaid, registered or certified mail (return receipt requested), the notice shall be deemed effective when the receipt is signed or when the attempted initial delivery is refused or cannot be made because of a change of address of which the sending party has not been notified; if sent in any other manner, the notice shall be effective when received. No notice of change of address shall be effective except upon actual receipt. This Section shall not be construed in any way to affect or impair any waiver of notice or demand provided in any Loan Document or to require giving of notice or demand to or upon any person in any situation or for any reason.

        11. Invalid Provisions. A determination that any provision of this Agreement is unenforceable or invalid shall not affect the enforceability or validity of any other provision and a determination that the application of any provision of this Agreement to any person or circumstance is illegal or unenforceable shall not affect the enforceability or validity of such provision as it may apply to other persons or circumstances.

        12. Construction. Whenever in this Agreement the singular number is used, the same shall include plural where appropriate, and vice versa; and words of any gender in this Agreement shall include each other gender where appropriate. The headings in this Agreement are for convenience only and shall be disregarded in the interpretation hereof. Reference to "person" or "entity" means firms, associations, partnerships, joint ventures, trusts, limited liability companies, corporations and other legal entities, including public or governmental bodies, agencies or instrumentalities, as well as natural persons.

        13. Applicable Law; Forum. This Agreement is performable in Pinellas County, Florida, and the laws of the State of Florida and applicable United States federal law shall govern the rights and duties of the parties hereto and the validity, enforcement and interpretation hereof. Borrower hereby irrevocably submits generally and unconditionally for itself and in respect of its property to the non-exclusive jurisdiction of any Florida state court, or any United States federal court, sitting in Pinellas County, Florida, and to the non-exclusive jurisdiction of any state or United States federal court sitting in the state in which any of the Property is located, over any suit, action or proceeding

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   Environmental Indemnity Agreement                     10


   arising   out  of  or  relating   to  this  Agreement  or  the
   indebtedness secured by the Mortgage.

        14. Execution; Modification. This Agreement has been executed in a number of identical counterparts, each of which shall be deemed an original for all purposes and all of which constitute, collectively, one agreement. This Agreement may be amended only by an instrument in writing intended for that purpose executed jointly by an authorized representative of each party hereto.

        15.  Entire  Agreement.    THE  WRITTEN   LOAN  DOCUMENTS
   REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY  NOT
   BE CONTRADICTED  BY  EVIDENCE  OF  PRIOR,  CONTEMPORANEOUS  OR
   SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

        16. Mandatory Arbitration. Any controversy or claim between or among the parties hereto including, but not limited to, those arising out of or relating to this Agreement or any related agreements or instruments, including any claim based on or arising from an alleged tort, shall be determined by binding arbitration in accordance with the Federal Arbitration Act (or if not applicable, the applicable state law), the Rules of Practice and Procedure for the Arbitration of Commercial Disputes of Judicial Arbitration and Mediation Services, Inc. (J.A.M.S.), and the "Special Rules" set forth below. In the event of any inconsistency, the Special Rules shall control. Judgment upon any arbitration award may be entered in any court having jurisdiction. Any party to this Agreement may bring an action, including a summary or expedited proceeding, to compel arbitration of any controversy or claim to which this Agreement applies in any court having jurisdiction over such action.

             a. Special Rules: The arbitration shall be conducted in Tampa, Florida and administered by Endispute, Inc. d/b/a J.A.M.S./Endispute who will appoint an arbitrator; if J.A.M.S./Endispute is unable or legally precluded from administering the arbitration, then the American Arbitration Association will serve. All arbitration hearings will be commenced within 90 days of the demand for arbitration; further, the arbitrator shall only, upon a showing of cause, be permitted to extend the commencement of such hearing for up to an additional 60 days.

             b. Reservations of Rights: Nothing in this Agreement shall be deemed to (i) limit the applicability of any otherwise applicable statutes of limitation or repose and any waivers contained in this Agreement; or (ii) be a waiver by the Lender of the protection afforded to it by 12 U.S.C.
   Section 91 or any substantially equivalent state law; or (iii) limit the right of the Lender hereto (A) to exercise self help remedies such as (but not limited to) setoff, or (B) to foreclose against any real or personal property collateral, or
   (C) to obtain from a court provisional or ancillary remedies such as (but not limited to) injunctive relief or the appointment of a receiver. The Lender may exercise such self

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   Environmental Indemnity Agreement                     11


   help rights, foreclose upon such property, or obtain such provisional or ancillary remedies before, during or after the pendency of any arbitration proceeding brought pursuant to this Agreement. At Lender's option, foreclosure under a mortgage or deed of trust may be accomplished by any of the following: the exercise of a power of sale under the deed of trust or mortgage, or by judicial sale under the deed of trust or mortgage, or by judicial foreclosure. Neither this exercise of self help remedies nor the institution or maintenance of an action for foreclosure or provisional or ancillary remedies shall constitute a waiver of the right of any party, including the claimant in any such action, to arbitrate the merits of the controversy or claim occasioning resort to such remedies.



        THERE  ARE  NO  UNWRITTEN  ORAL  AGREEMENTS  BETWEEN  THE
   PARTIES.


        Executed and dated as of the date first written above.

          Signed, sealed and delivered
          in the presence of:
                                            BORROWER:

                                            PLASMA-THERM,  INC.,  a Florida
          /s/Lisa L. Disotelle              corporation
          (Signature of Witness)
          Lisa L. Disotelle                 By:  /s/Ronald S. Deferrari
          (Print Name of Witness)                Ronald S. Deferrari
                                                 President
          /s/David R. Brittain
          (Signature of Witness)
          David R. Brittain                         (CORPORATE SEAL)
          (Print Name of Witness)

                                            Address:
                                            9509 International Court
                                            St. Petersburg, Florida 33716

















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   Environmental Indemnity Agreement                  12


                                            LENDER:

                                            NATIONSBANK OF FLORIDA, N.A.

                                            By:  /s/James E. Harden
          /s/Catherine L. Casassa                James E. Harden, Jr.
          (Signature of Witness)                 (Print Name of Officer)
          Catherine L. Casassa                   Its Vice President
          (Print Name of Witness)

          /s/Mary Jo Carney                         (CORPORATE SEAL)
          (Signature of Witness)
          Mary Jo Carney                    Address:
          (Print Name of Witness)           400  North  Ashley Drive  (FL1-
                                            010-07-01)
                                            Tampa, Florida 33602



   STATE OF FLORIDA         )
   COUNTY OF PINELLAS       )

             The foregoing instrument was acknowledged before me this 14th day of August, 1995, by RONALD S. DEFERRARI, as the President of PLASMA-THERM, INC., a Florida corporation, on behalf of the corporation. He is personally known to me or has produced drivers license as identification.

                                            /s/Donna J. Landers
                                            Donna J. Landers
               (SEAL)                       (Print Name of Notary Public)
                                            Notary Public

          My Commission Expires:

   Donna J. Landers
   MY COMMISSION #CC483663 EXPIRES
   August 3, 1999
   BONDED THRU TROY FAIN INSURANCE, INC.



















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   Environmental Indemnity Agreement                                 13


   STATE OF FLORIDA         )
   COUNTY OF PINELLAS       )

        The foregoing instrument was acknowledged before me this 14th day of August, 1995, by James E. Harden, Jr., as Vice President of NationsBank of Florida, N.A. a national banking association, on behalf of the association. He or she is personally known to me or has produced drivers license as identification.

                                            /s/Donna J. Landers
                                            Donna J. Landers
               (SEAL)                       (Print Name of Notary Public)
                                            Notary Public

          My Commission Expires:

   Donna J. Landers
   MY COMMISSION #CC483663 EXPIRES
   AUGUST 3, 1999
   BONDED THRU TORY FAIN INSURANCE, INC.





































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   Environmental Indemnity Agreement                                 14





                            EXHIBIT "A"


                         Legal Description


   Lots 28, 29, 30, 31 and the Northerly 130 feet of Lot 27, all in Block C of METROPOINTE COMMERCE PARK PHASE II, according to the map or plat thereof recorded in Plat Book 103, pages 25 and 26, Public Records of PINELLAS County, Florida.










































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